Exhibit 13

POWER OF ATTORNEY

Know all men by these presents:

That I, Christine C. Marcks, a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity IV, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 10 day of September, 2009.

/s/ Christine C. Marcks
Name: Christine C. Marcks
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, John J. Kalamarides , a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity IV, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 2009.

/s/ John J. Kalamarides
Name: John J. Kalamarides
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Kevin Lalor, a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity IV, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2009.

/s/ Kevin Lalor
Name: Kevin Lalor
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, James M. O’Connor, a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity IV, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 2009.

/s/ James M. O’Connor
Name: James M. O’Connor
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, Scott Sleyster, a member of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity IV, and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 2009.

/s/ Scott Sleyster
Name: Scott Sleyster
Director

POWER OF ATTORNEY

Know all men by these presents:

That I, BERNARD J. JACOB, Director, Treasurer and Chief Financial Officer of the Board of Directors of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity IV (SEC File No. 333-162553), Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity II (SEC File No. 333-145632), Prudential Retirement Security Annuity (SEC File No. 333-139334), and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2010.

/s/ BERNARD J. JACOB
BERNARD J. JACOB Director, Treasurer and Chief Financial Officer

POWER OF ATTORNEY

Know all men by these presents:

That I, SCOTT E. GAUL, Director and Senior Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity IV (SEC File No. 333-162553), Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity II (SEC File No. 333-145632), Prudential Retirement Security Annuity (SEC File No. 333-139334), and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2010.

/S/ SCOTT E. GAUL

SCOTT E. GAUL

Director and Senior Vice President

POWER OF ATTORNEY

Know all men by these presents:

That I, ROBERT MCLAUGHLIN, Controller and Vice President of Prudential Retirement Insurance and Annuity Company (“PRIAC”), do hereby make, constitute and appoint as my true and lawful attorneys in fact STEPHEN E. WIELER, THOMAS C. SCHIAFFO, JOHN M. EWING and ADAM SCARAMELLA or any of them severally for me and in my name, place and stead to sign, where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of PRIAC and filed with the Securities and Exchange Commission for the following:

Prudential Retirement Security Annuity IV (SEC File No. 333-162553), Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity II (SEC File No. 333-145632), Prudential Retirement Security Annuity (SEC File No. 333-139334), and any group and individual annuity contracts, to the extent they represent participating interest in such annuities.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2010.

/s/ ROBERT MCLAUGHLIN
ROBERT MCLAUGHLIN Controller and Vice President